                  MORGAN STANLEY EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                  William G. Morton, Jr.
CHAIRMAN OF THE BOARD            DIRECTOR
OF DIRECTORS

Michael F. Klein                 Stefanie V. Chang
PRESIDENT AND DIRECTOR           VICE PRESIDENT

Peter J. Chase                   Harold J. Schaaff, Jr.
DIRECTOR                         VICE PRESIDENT

John W. Croghan                  Joseph P. Stadler
DIRECTOR                         VICE PRESIDENT

David B. Gill                    Valerie Y. Lewis
DIRECTOR                         SECRETARY

Graham E. Jones                  Joanna M. Haigney
DIRECTOR                         TREASURER

John A. Levin                    Belinda A. Brady
DIRECTOR                         ASSISTANT TREASURER

--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.



--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                EMERGING MARKETS
                                   FUND, INC.

--------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -0.97% compared with -14.42% for the IFC Global Total Return Composite Index (the "Index"). For the period from commencement of operations on November 1, 1991 through December 31, 1997, the Fund's total return, based on net asset value per share, was 107.86% compared with 39.73% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $13.06, representing a 15.9% discount to the Fund's net asset value per share.

The currency crisis in Asia and the contagion effect of Asian devaluations triggered a collapse of practically every emerging market in the fourth quarter of 1997. The selling panic which ensued across all emerging markets left Asia down 33%, Latin America down 11% and Russia down 18%. Even India, insulated and isolated, was off 12% during the quarter. Negatives included our overweight positions in Russia, Indonesia, Korea and Thailand.

Country allocation drove the outperformance for the Fund, as overweights in Russia, India, Pakistan and Turkey, combined with underweights in Asia in general helped the relative results. We began easing into Asia in the third and fourth quarters of 1997 as we felt that both the currency and stock markets had dramatically overshot fair-value benchmarks. Asian markets are down 70% - 85% from their highs and have discounted economic devastation and corporate bankruptcies. While we do believe that the near-term economic and earnings outlook for the Asian countries is grim, and that economic pain with its commensurate political convulsions are ahead, (particularly in countries like Indonesia and Korea), we believe that the worst has been discounted in the prices of stocks and the currencies. These markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We have been discriminating in the selection of both markets and stocks as we believe that the markets will bifurcate (as in Japan in the last few years). We envision a distinction between winners and losers as the era of "Asian Value" crony-capitalism comes to an end. We feel that Korea has the best chance of transforming its economy and its corporate structure for the benefit of the shareholder. World class companies such as Samsung Electronics, LG Semiconductors and Pohang Iron and Steel are at bargain basement levels. We are overweight Korea and concentrated in these stocks.

The closure of 56 out of 58 finance companies in Thailand last month signaled to us the start of the corporate restructuring that is inevitable in Thailand. After an agonizing 6 months it appears that the Thai government and the corporate sector have seen the writing on the wall as slow, fitful, ambivalent restructuring has begun. We are overweight Thailand since we feel that, although positive economic and corporate news will be scarce over the next year, the market in its discounting wisdom may have seen the worst.

Indonesia has fallen the furthest and the fastest of all Asian markets.
Although this market is currently capitalized at 10% of its value in U.S. dollars from a year earlier, we hesitate to add to positions. While Indonesia is very cheap, it is deservedly so. The country is poised on a razor's edge as the fate of a country of 200 million people depends on the will of one man. The corrupt nexus between politics and business remains intractable, and it appears that no real progress on economic reform can be made with the current political regime. President Suharto has made some concessions and conciliatory noises under duress from the IMF and a phone call from President Clinton. However, a true embracing of the IMF reform package implies a fundamental reformation of the political system and abdication of economic largesse by the Suharto family. Resentment for the First Family, particularly toward the Suharto children, runs deep and may prove incendiary in the coming months. The scenario developing in Indonesia includes sharply higher inflation, a recession, a dramatic rise in unemployment, food shortages and an election. We maintain a neutral weight in Indonesia as the market is dramatically oversold. Although we expect a significant upward move from these levels, we would expect to sell into a rally, assuming no change in underlying fundamentals.

Malaysia has earned the dubious distinction of the 'least-worst' Asian market. Its banking system is sound, politics stable and its corporate sector is in reasonable shape. Our hesitancy towards Malaysia has been valuation-based. Given the recent correction, we are in the process of increasing our long underweight position.

We are slightly underweight Latin America and expect to decrease our exposure even further. We remain upbeat on the government and corporate leadership witnessed during the post-Mexico devaluation crisis and the more recent Asian crisis. In Mexico, the consumer recovery continues and in Brazil the privatization program is moving ahead. However, the Brazilian real is perhaps one of the more overvalued currencies in the emerging market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market perfor-mance. Mexico has performed spectacularly in the past 12 months as it has enjoyed the unique position of having taken its devaluation "medicine" early as well as being geographically situated to capitalize on the phenomenal strength of the U.S. economy. As a result, though, many of the Mexican stocks we own no longer offer compelling value, and will likely be trimmed to gain exposure to other investments in Asia.

We continue to view India and South Africa as a source of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside in the market.

In Europe, Russia has had a big correction after a stellar run. We continue to remain sanguine about its long term prospects but have trimmed our position a bit. Likewise, Turkey experienced tremendous returns over the last year, and remains one of the last markets that have yet to conquer inflation. Positive news on this front could trigger another move up. As valuations remain at attractive levels, we are overweight the Turkish market. Cash has built up and is slowly being redeployed as the entire asset class has been joltingly repriced significantly below fair value.

In closing, we are happy to inform you that we have added Tim Jensen to the Emerging Market team as a portfolio manager covering the Asian markets. Tim will be the point person in New York coordinating investments in the Asian markets for the global emerging market funds. He will work with our Singapore based team. Tim has eight years of investment experience and was most recently a partner at Ardsley. Additionally, Vinod Sethi, Managing Director in charge of our Indian investment team, has expanded his responsibilities to include oversight of stock selection in Asia. He will act as the CIO for the team in Asia and will maintain his responsibility for stock selection in India. Ean Wah Chin, Managing Director, is now Chairman of the overall investment management business for Asia ex-Japan.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Madhav Dhar

Madhav Dhar
PORTFOLIO MANAGER


/s/ Robert L. Meyer

Robert L. Meyer
PORTFOLIO MANAGER

January 1998

Morgan Stanley Emerging Markets Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL
INFORMATION

                                                                         TOTAL RETURN (%)
                                         ------------------------------------------------------------------------------------

                                             MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                                         -----------------------       ------------------------      ------------------------
                                                          AVERAGE                       AVERAGE                       AVERAGE
                                         CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                         ----------       ------       ----------       ------       ----------       ------
      ONE YEAR                               -5.75%        -5.75%         -0.97%        -0.97%         -14.42%        -14.42%
      FIVE YEAR                              35.57+         6.28+         74.40+        11.77+          44.00           6.16
      SINCE INCEPTION*                       74.96+         9.49+        107.86+        12.59+          39.73           5.58

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                       YEARS ENDED DECEMBER 31:

                                         1991*        1992           1993         1994          1995          1996        1997
                                        ------       ------        -------       -------       -------       -------    -------
Net Asset Value Per Share.............  $14.71       $16.74        $28.20         $20.30       $14.69        $15.69      $15.52
Market Value Per Share................  $14.25       $18.13        $31.63         $21.50       $15.50        $13.88      $13.06
Premium/(Discount)....................   -3.1%         8.3%         12.2%           5.9%         5.5%         -11.5%      -15.9%
Income Dividends......................   $0.04        $0.01            --             --           --         $0.05       $0.01
Capital Gains Distributions...........      --        $0.01         $1.49          $6.50        $1.29         $0.98       $0.01
Fund Total Return (2).................    4.61%       13.94%        95.22%+        -5.33%      -16.30%+       13.84%      -0.97%
Index Total Return (3)................    3.25%        0.33%        67.52%         -0.51%      -12.34%        7.84%      -14.42%

(1)   Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Total Return Composite Index is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa, including dividends.
 *    The Fund commenced operations on November 1, 1991.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Fund, Inc.
Portfolio Summary as of December 31, 1997
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                  [CHART]

            Debt Securities                          0.3%
            Equity Securities                       94.0%
            Short-Term Investments                   5.7%

--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                  [CHART]

            Banking                                 11.1%
            Beverages & Tobacco                      7.1%
            Broadcasting & Publishing                4.0%
            Chemicals                                4.1%
            Energy Equipment & Services              5.4%
            Energy Sources                           6.0%
            Food & Household Products                3.9%
            Multi-Industry                           4.8%
            Other                                   26.8%
            Telecommunications                      21.5%
            Utilities-Electrical & Gas               5.3%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                  [CHART]

            Brazil                                  15.0%
            India                                    8.1%
            Korea                                    3.2%
            Mexico                                  11.4%
            Other                                   29.7%
            Pakistan                                 4.5%
            Russia                                   8.5%
            South Africa                             5.9%
            Taiwan                                   4.0%
            Thailand                                 3.5%
            Turkey                                   6.2%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                 PERCENT OF
                                                 NET ASSETS
                                                 ----------
 1.   Bharat Heavy Electricals Ltd. (India)         5.5%
 2.   Telebras (Brazil)                             4.6
 3.   CRT (Brazil)                                  3.1
 4.   Yapi Ve Kredi Bankasi (Turkey)                3.0
 5.   FEMSA 'B' (Mexico)                            2.8
 6.   Telmex L ADR (Mexico)                         2.6
 7.   Televisa CPO GDR (Mexico)                     2.0
 8.   Rostelecom (Russia)                           1.8
 9.   Pakistan Telecommunications (Pakistan)        1.8
10.   Asustek Computer Inc. (Taiwan)                1.6
                                                   -----
                                                   28.8%
                                                   -----
                                                   -----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS
---------------------------------------------------------------------------
DECEMBER 31, 1997

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
COMMON STOCKS (93.0%)
 (Unless otherwise noted)
---------------------------------------------------------------------------
ARGENTINA (2.7%)
AUTOMOBILES
      CIADEA                                     1          U.S.$        --@
                                                            ---------------
ENERGY SOURCES
      YPF ADR                               50,302                    1,719
                                                            ---------------
TELECOMMUNICATIONS
      Nortel ADR                            28,685                      731
      Telecom Argentina ADR                 41,722                    1,492
      Telefonica Argentina ADR             149,065                    5,553
                                                            ---------------
                                                                      7,776
                                                            ---------------
                                                                      9,495
                                                            ---------------
---------------------------------------------------------------------------
BRAZIL (15.0%)
BANKING
      Banco Bradesco (Preferred)       138,734,363                    1,367
   (b)Banco Bradesco (Preferred)
       (Rights)                          5,931,111                       12
 (a,b)Banco Nacional (Preferred)        61,598,720                        3
      Itaubanco (Preferred)              3,557,500                    1,913
   (a)Unibanco (Preferred) GDR              79,575                    2,561
                                                            ---------------
                                                                      5,856
                                                            ---------------

BEVERAGES & TOBACCO
      Brahma (Preferred)                 7,086,209                    4,762
      Brahma (Preferred) ADR                27,765                      394
                                                            ---------------
                                                                      5,156
                                                            ---------------
CONSTRUCTION & HOUSING
   (a)Rossi Residencial GDR 144A            33,840                      165
                                                            ---------------
ENERGY SOURCES
      Petrobras (Preferred)             13,320,999                    3,115
   (a)Petrobras ADR 144A                    22,595                      540
                                                            ---------------
                                                                      3,655
                                                            ---------------
MERCHANDISING
      Lojas Arapua (Preferred)          30,412,000                      109
      Lojas Arapua (Preferred) ADR          31,540                      105
      Lojas Renner (Preferred)          14,237,000                      447
      Pao de Acucar (Preferred)          6,460,000                      118
      Pao de Acucar (Preferred) ADR         52,360                      957
                                                            ---------------
                                                                      1,736
                                                            ---------------
METALS -- NON-FERROUS
      CVRD (Preferred)                      66,900                    1,346
      CVRD (Preferred) ADR                  42,769                      842
                                                            ---------------
                                                                      2,188
                                                            ---------------
TELECOMMUNICATIONS
   (a)CRT (Preferred) 'A'                8,689,400                   10,706
   (a)CRT Receipts                         286,847                      353
      Telebras                          11,970,000                    1,217
      Telebras (Preferred)              39,944,183                    4,556
      Telebras (Preferred) ADR              90,646                   10,555
      Telesp (Preferred)
       (Rights Attached)                     4,185                       33
                                                            ---------------
                                                                     27,420
                                                            ---------------
---------------------------------------------------------------------------
TEXTILES & APPAREL
      Coteminas                          2,788,500          U.S.$     1,000
   (a)Coteminas ADR 144A                    23,460                      389
   (a)Encorpar                           2,980,000                        2
                                                            ---------------
                                                                      1,391
                                                            ---------------
UTILITIES -- ELECTRICAL & GAS
      Cemig (Preferred)                 83,151,867                    3,613
      Cemig (Preferred) ADR                 22,525                      979
      Cemig (Preferred) ADR 144A             7,525                      323
      Light Services de Electricidad       334,349                      139
      Lightpar                           1,086,000                      326
                                                            ---------------
                                                                      5,380
                                                            ---------------
                                                                     52,947
                                                            ---------------
---------------------------------------------------------------------------
CHILE (0.7%)
BEVERAGES & TOBACCO
      CCU ADR                               36,265                    1,065
                                                            ---------------
MERCHANDISING
      Santa Isabel ADR                      42,807                      749
                                                            ---------------
UTILITIES -- ELECTRICAL & GAS
      Enersis ADR                           18,305                      531
                                                            ---------------
                                                                      2,345
                                                            ---------------
---------------------------------------------------------------------------
CHINA (0.2%)
AUTOMOBILES
      Qingling Motors Co. 'H'              562,000                      276
                                                            ---------------
ENERGY SOURCES
      Zhenhai Refining & Chemical
       Co. Ltd. 'H'                        853,000                      355
                                                            ---------------
                                                                        631
                                                            ---------------
---------------------------------------------------------------------------
COLOMBIA (0.0%)
BANKING
      Banco de Colombia                     59,937                       21
                                                            ---------------
---------------------------------------------------------------------------
EGYPT (2.1%)
BANKING
      Commercial International Bank         53,890                    1,087
      Commercial International Bank GDR     17,300                      362
                                                            ---------------
                                                                      1,449
                                                            ---------------
BEVERAGES & TOBACCO
      Al-Ahram Beverages Co. GDR             9,600                      266
      Eastern Tobacco                       47,790                    1,110
                                                            ---------------
                                                                      1,376
                                                            ---------------
---------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS
      Ameriyah Cement Co.                   35,900                      839
  (a) Helwan Portland Cement                34,500                      695
      Torah Portland Cement Co.             37,150                      851
                                                            ---------------
                                                                      2,385
                                                            ---------------
---------------------------------------------------------------------------
CHEMICALS
      Egyptian Finance & Industrial         14,850                      895
      Paints & Chemical Industries           2,000                       64
      Paints & Chemical Industries GDR      52,500                      525
                                                            ---------------
                                                                      1,484
                                                            ---------------
---------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
EGYPT (CONTINUED)
FOOD & HOUSEHOLD PRODUCTS
      North Cairo Flour Mills                7,910          U.S.$       225
                                                            ---------------
MULTI-INDUSTRY
   (a)Industrial & Engineering              11,690                      196
                                                            ---------------
REAL ESTATE
   (a)Madinet Nasr Housing & Development     7,000                      453
                                                            ---------------
                                                                      7,568
                                                            ---------------
---------------------------------------------------------------------------
HONG KONG (1.6%)
MULTI-INDUSTRY
      China Resources Enterprise Ltd.      282,000                      630
      Ng Fung Hong Ltd.                    825,000                      868
      Shanghai Industrial Holdings Ltd.    147,000                      546
                                                            ---------------
                                                                      2,044
                                                            ---------------
REAL ESTATE
      Cheung Kong (Holdings) Ltd.          156,000                    1,022
      Sun Hung Kai Properties Ltd.         149,000                    1,038
                                                            ---------------
                                                                      2,060
                                                            ---------------
TRANSPORTATION - ROAD & RAIL
   (a)Zhejiang Expressway Co. Ltd. 'H'   1,956,000                      396
                                                            ---------------
UTILITIES -- ELECTRICAL & GAS
      China Light & Power Co. Ltd.         210,000                    1,165
                                                            ---------------
                                                                      5,665
                                                            ---------------
---------------------------------------------------------------------------
HUNGARY (0.8%)
BANKING
      OTP Bank Rt.                          11,300                      429
                                                            ---------------
CHEMICALS
      BorsodChem Rt. GDR                     5,500                      198
                                                            ---------------
ENERGY SOURCES
      MOL Magyar Olaj-es Gazipari Rt. GDR   36,100                      881
                                                            ---------------
HEALTH & PERSONAL CARE
      Richter Gedeon Rt.                     7,400                      842
      Richter Gedeon Rt. GDR                 3,100                      325
                                                            ---------------
                                                                      1,167
                                                            ---------------
                                                                      2,675
                                                            ---------------
---------------------------------------------------------------------------
INDIA (7.8%)
AUTOMOBILES
      Apollo Tyres Ltd.                      8,675                       18
      Hero Honda Ltd.                       11,518                      271
      MRF Ltd.                              10,000                      493
      Tata Engineering & Locomotive Ltd.       802                        6
                                                            ---------------
                                                                        788
                                                            ---------------
BANKING
      State Bank of India Ltd.             196,100                    1,216
                                                            ---------------
BEVERAGES & TOBACCO ITC LTD.                58,732                      927
                                                            ---------------
CHEMICALS
      Indian Petro Chemical Corp. Ltd.         380                        1
      Reliance Industries Ltd.               1,604                        6
                                                            ---------------
                                                                          7
                                                            ---------------
---------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
      Bharat Heavy Electricals Ltd.      2,123,700          U.S.$    19,176
                                                            ---------------
FINANCIAL SERVICES
      Housing Development Finance
       Corp. Ltd.                           29,345                    2,304
                                                            ---------------
MULTI-INDUSTRY
(a,d) Morgan Stanley Growth Fund         6,881,800                    1,062
                                                            ---------------
RECREATION, OTHER CONSUMER GOODS
      Tube Investments of India Ltd.       134,500                      118
                                                            ---------------
TEXTILES & APPAREL
      Raymond Ltd.                             274                       --@
                                                            ---------------
TRANSPORTATION -- ROAD & RAIL
      Container Corp. of India Ltd.        196,500                    2,105
                                                            ---------------
                                                                     27,703
                                                            ---------------
---------------------------------------------------------------------------
INDONESIA (2.4%)
AUTOMOBILES
      Astra International Inc.           5,985,180                    1,550
                                                            ---------------
BANKING
  (b) Bank International
       Indonesia (Foreign)               6,982,133                      413
(a,b) Bank International Indonesia
       (Foreign) (Warrants),
       expiring 1/17/00                    329,334                        4
  (b) Bank Negara Indonesia (Foreign)    3,843,500                      367
                                                            ---------------
                                                                        784
                                                            ---------------
BEVERAGES & TOBACCO
      Gudang Garam                       1,024,260                    1,560
      HM Sampoerna                         565,000                      426
                                                            ---------------
                                                                      1,986
                                                            ---------------
COMMERCIAL SERVICES
      Citra Marga Nusaphala Persada        312,500                       34
                                                            ---------------
ENERGY SOURCES
   (a)Gulf Indonesia Resources Ltd.          8,900                      196
                                                            ---------------
FINANCIAL SERVICES
   (a)Putra Surya Multidana              2,168,000                      207
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
      Daya Guna Samudera                    94,461                       72
      Indofood Sukses Makmur             1,462,500                      479
      London Sumatra Indonesia              46,300                       26
      Mayora Indah                       2,899,000                      250
                                                            ---------------
                                                                        827
                                                            ---------------
FOREST PRODUCTS & PAPER
      Barito Pacific Timber                 95,800                       28
  (a) Indah Kait Pulp & Paper            2,953,405                      523
  (a) Indah Kait Pulp & Paper
       (Warrants), expiring 7/11/02        214,152                        6
                                                            ---------------
                                                                        557
                                                            ---------------
MINING
      Tambang Timah                         70,800                       76
                                                            ---------------
MULTI-INDUSTRY
      Bimantara Citra                      676,240                      129
                                                            ---------------
TELECOMMUNICATIONS
      Telekomunikasi Indonesia           3,733,000                    1,985
      Telekomunikasi Indonesia ADR          12,000                      133
                                                            ---------------
                                                                      2,118
                                                            ---------------
                                                                      8,464
                                                            ---------------
---------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
ISRAEL (2.8%)
BANKING
      Bank Hapoalim Ltd.                   726,730          U.S.$     1,744
      First International Bank
       of Israel '5'                         2,299                    1,688
                                                            ---------------
                                                                      3,432
                                                            ---------------
ELECTRICAL & ELECTRONICS
      Elbit Systems Ltd.                    66,365                      876
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
      Osem Investment Ltd.                  29,805                      144
      Super Sol Ltd.                       963,400                    2,732
      Super Sol Ltd. ADR                   111,950                    1,582
                                                            ---------------
                                                                      4,458
                                                            ---------------
MULTI-INDUSTRY
      Koor Industries Ltd.                  10,850                    1,202
                                                            ---------------
                                                                      9,968
                                                            ---------------
KOREA (3.2%)
APPLIANCES & HOUSEHOLD DURABLES
      Samsung Electronics Co.              100,147                    2,269
  (a) Samsung Electronics Co.
       GDR - New 144A                       52,636                      747
                                                            ---------------
                                                                      3,016
                                                            ---------------
BANKING
      Housing & Commercial Bank, Korea      62,649                      422
      Housing & Commercial Bank, Korea GDR 112,164                      740
                                                            ---------------
                                                                      1,162
                                                            ---------------
FOREST PRODUCTS & PAPER
      Hansol Paper Co.                      57,010                      251
                                                            ---------------
METALS - STEEL
  (b) Pohang Iron & Steel Company Ltd.     118,340                    3,301
                                                            ---------------
MULTI-INDUSTRY
  (a) The Korea Fund, Inc.                  96,100                      637
                                                            ---------------
TELECOMMUNICATIONS
      LG Information & Communication Ltd.   88,110                    2,469
  (b) SK Telecom Co. Ltd.                    1,770                      534
                                                            ---------------
                                                                      3,003
                                                            ---------------
                                                                     11,370
                                                            ---------------
---------------------------------------------------------------------------
MALAYSIA (2.9%)
AUTOMOBILES
      Perusahaan Otomobil Nasional Bhd      96,000                       94
                                                            ---------------
BANKING
      Commerce Asset Holding Bhd           309,000                      148
  (a) Commerce Asset Holding Bhd
       (Warrants), expiring 3/16/02         63,500                        9
      RHB Capital Bhd                      476,000                      230
      Malayan Banking Bhd                  288,000                      837
                                                            ---------------
                                                                      1,224
                                                            ---------------
BEVERAGES & TOBACCO
      Carlsberg Brewery Malaysia Bhd        40,000                      129
      R.J. Reynolds Bhd                    115,000                      188
      Rothmans of Pall Mall Bhd            118,200                      919
                                                            ---------------
                                                                      1,236
                                                            ---------------
---------------------------------------------------------------------------
BROADCASTING & PUBLISHING
      New Straits Times Press Bhd           58,000          U.S.$        72
                                                            ---------------
ENERGY SOURCES
      Petronas Gas Bhd                     354,000                      805
                                                            ---------------
FINANCIAL SERVICES
      AMMB Holdings Bhd                    131,400                       86
      Rashid Hussain Bhd                   116,000                       90
  (a) Rashid Hussain Bhd (Warrants),
       expiring 3/25/02                     17,285                        3
                                                            ---------------
                                                                        179
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
      Nestle Bhd                            86,000                      398
                                                            ---------------
INDUSTRIAL COMPONENTS
      Malaysian Pacific Industries Bhd      36,000                       87
                                                            ---------------
LEISURE & TOURISM
      Genting Bhd                          267,400                      670
      Magnum Corp. Bhd                     312,000                      188
      Resorts World Bhd                    110,000                      185
                                                            ---------------
                                                                      1,043
                                                            ---------------
MACHINERY & ENGINEERING
      United Engineers Bhd                 400,000                      333
                                                            ---------------
      Miscellaneous Materials
       & Commodities Golden Hope
       Plantations Bhd                     453,000                      524
      IOI Corporation Bhd                  232,000                       75
      Kuala Lumpur Kepong Bhd              281,000                      603
                                                            ---------------
                                                                      1,202
                                                            ---------------
MULTI-INDUSTRY
      Berjaya Sport Toto Bhd                29,000                       74
      Malayan United Industries Bhd        292,000                       51
      Sime Darby Bhd                       603,000                      580
      Technology Resources Industries Bhd  192,000                      114
                                                            ---------------
                                                                        819
                                                            ---------------
TELECOMMUNICATIONS
      Telekom Malaysia Bhd                 479,000                    1,416
                                                            ---------------
TRANSPORTATION - SHIPPING
      Malaysian International
       Shipping Bhd (Foreign)              113,000                      166
                                                            ---------------
UTILITIES - ELECTRICAL & GAS
      Tenaga Nasional Bhd                  628,000                    1,340
                                                            ---------------
                                                                     10,414
                                                            ---------------
---------------------------------------------------------------------------
MAURITIUS (0.5%)
BANKING
      State Bank of Mauritius Ltd.       3,050,000                    1,744
                                                            ---------------
---------------------------------------------------------------------------
MEXICO (11.4%)
BANKING
  (a) Banacci 'L'                          545,447                    1,408
  (a) Bancomer 'B' ADR 144A                 85,048                    1,100
                                                            ---------------
                                                                      2,508
                                                            ---------------
---------------------------------------------------------------------------
BEVERAGES & TOBACCO
      FEMSA 'B'                          1,223,925                    9,840
                                                            ---------------
---------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
MEXICO (CONTINUED)
BROADCASTING & PUBLISHING
  (a) Televisa CPO GDR                     180,315          U.S.$     6,976
  (a) TV Azteca ADR                         96,570                    2,179
                                                            ---------------
                                                                      9,155
                                                            ---------------
BUILDING MATERIALS & COMPONENTS
      Apasco                               101,703                      700
  (a) Cemex CPO                            349,666                    1,584
  (a) Cemex CPO ADR                        135,864                    1,223
                                                            ---------------
                                                                      3,507
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
      Kimberly Clark de Mexico 'A'       1,076,471                    5,115
                                                            ---------------
MERCHANDISING
      Cifra 'C'                            273,750                      615
      Cifra 'V' ADR                          5,874                      144
      Cifra 'V'                             68,360                      168
                                                            ---------------
                                                                        927
                                                            ---------------
MULTI-INDUSTRY
  (a) Sidek 'A'                              1,000                       --@
                                                            ---------------
TELECOMMUNICATIONS
      Telmex 'L' ADR                       164,992                    9,250
                                                            ---------------
                                                                     40,302
---------------------------------------------------------------------------
PAKISTAN (4.5%)
CHEMICALS
      Engro Chemicals Ltd.                 240,700                      624
      Fauji Fertilizer Co. Ltd.          1,589,400                    3,043
                                                            ---------------
                                                                      3,667
                                                            ---------------
ENERGY SOURCES
      Pakistan State Oil Co., Ltd.         388,199                    3,304
                                                            ---------------
TELECOMMUNICATIONS
      Pakistan Telecommunications Corp.  7,595,700                    5,739
      Pakistan Telecommunications
       Corp. GDR                             7,650                      528
                                                            ---------------
                                                                      6,267
                                                            ---------------
UTILITIES - ELECTRICAL & GAS
  (a) Hub Power Co.                      1,530,600                    1,993
  (a) Karachi Electric Supply Corp.        140,200                       76
  (a) Sui Northern Gas Co.                 771,300                      471
                                                            ---------------
                                                                      2,540
                                                            ---------------
                                                                     15,778
                                                            ---------------
---------------------------------------------------------------------------
PERU (0.6%)
TELECOMMUNICATIONS
      Tel Peru 'B' ADR                      90,550                    2,111
                                                            ---------------
---------------------------------------------------------------------------
PHILIPPINES (1.8%)
BANKING
      Metropolitan Bank & Trust Co.         33,360                      225
  (a) Philippine National Bank              16,410                       36
                                                            ---------------
                                                                        261
                                                            ---------------
BEVERAGES & TOBACCO
      San Miguel Corp. 'B'                 716,960                      876
                                                            ---------------
ENERGY SOURCES
      Petron Corp.                         477,190                       40
---------------------------------------------------------------------------
MULTI-INDUSTRY
      Ayala Corp.                        3,241,400          U.S.$     1,260
      Metro Pacific Corp.                  347,640                       10
                                                            ---------------
                                                                      1,270
                                                            ---------------
REAL ESTATE
      Ayala Land, Inc. 'B'                 389,760                      154
      C&P Homes, Inc.                      653,040                       38
  (a) Filinvest Land Inc.                  531,480                       21
      SM Prime Holdings, Inc. 'B'        4,491,380                      665
                                                            ---------------
                                                                        878
                                                            ---------------
TELECOMMUNICATIONS
      Philippine Long Distance
       Telephone Co.                        82,990                    1,803
      Philippine Long Distance
       Telephone Co. ADR                     6,000                      135
                                                            ---------------
                                                                      1,938
                                                            ---------------
---------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS
      Manila Electric Co. 'B'              386,410                    1,279
                                                            ---------------
                                                                      6,542
---------------------------------------------------------------------------
POLAND (2.5%)
BANKING
      Bank Rozwoju Eksportu                 22,750                      471
      Bank Slaski                            6,900                      382
  (a) BIG Bank Gdanski GDR                  84,000                    1,302
                                                            ---------------
                                                                      2,155
                                                            ---------------
CHEMICALS
(a,c) Eastbridge                            33,600                    2,259
  (a) Polifarb Cieszyn - Wroclaw           157,403                      746
(a,b) Polifarb Cieszyn - Wroclaw (Rights)    9,805                       14
                                                            ---------------
                                                                      3,019
                                                            ---------------
CONSTRUCTION & HOUSING
  (a) Exbud                                 16,500                      154
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
  (a) Agros Holding 'C'                     60,880                    1,261
                                                            ---------------
INDUSTRIAL COMPONENTS
      Debica                                31,500                      769
                                                            ---------------
MULTI-INDUSTRY
  (a) International UNP Holdings Ltd.    2,280,000                      191
                                                            ---------------
WHOLESALE & INTERNATIONAL TRADE
      Elektrim                             140,500                    1,359
                                                            ---------------
                                                                      8,908
                                                            ---------------
---------------------------------------------------------------------------
RUSSIA (8.5%)
BROADCASTING & PUBLISHING
(a,b) Storyfirst Communications,
       Inc. 'C' (Preferred)                    270                      386

(a,b) Storyfirst Communications,
       Inc. 'D' (Preferred)                    720                    1,030
(a,b) Storyfirst Communications,
       Inc. 'E' (Preferred)                    780                    1,115
(a,b) Storyfirst Communications,
       Inc. 'F' (Preferred)                    139                      397
(a,b) Storyfirst Communications,
       Inc., First Section,
       Tranche I (Convertible)                 594                      850
---------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
RUSSIA (CONTINUED)
BROADCASTING & PUBLISHING (CONTINUED)
(a,b) Storyfirst Communications,
       Inc., Second Section,
       Tranche II (Convertible)                146          U.S.$       209
                                                            ---------------
(a,b) Storyfirst Communications,
       Inc., Tranche IV (Convertible)          236                      337
                                                            ---------------
                                                                      4,324
                                                            ---------------
ENERGY SOURCES
      AO Tatneft ADR                         6,667                      947
      Lukoil Holdings                       99,933                    2,308
      Lukoil Holdings (Preferred)           60,000                      939
      Lukoil Holdings ADR 144A              18,043                    1,665
  (a) Surgutneftegaz (Preferred)           116,667                    1,193
                                                            ---------------
                                                                      7,052
                                                            ---------------

FOREST PRODUCTS & PAPER
  (b) Alliance Cellulose Ltd. 'B'          156,075                      621
                                                            ---------------
MERCHANDISING
  (a) TSUM                               2,828,000                      919
                                                            ---------------
TELECOMMUNICATIONS
  (b) Global Tele-Systems Ltd.             214,285                    4,286
  (a) Rostelecom                         1,778,500                    6,314
(a,b) Russian Telecom Development Corp.    176,000                      836
                                                            ---------------
                                                                     11,436
                                                            ---------------
UTILITIES - ELECTRICAL & GAS
      Irkutskenergo                      3,460,000                      682
      Mosenergo                          1,150,000                    1,459
      Unified Energy Systems            12,077,500                    3,623
                                                            ---------------
                                                                      5,764
                                                            ---------------
                                                                     30,116
                                                            ---------------
---------------------------------------------------------------------------
SOUTH AFRICA (5.9%)
BANKING
      NBS Boland Group Ltd.                567,360                    1,405
                                                            ---------------
CHEMICALS
      SASOL Ltd.                           547,500                    5,726
  (a) SASOL Ltd. 8.50%
       (Convertible Preferred)               3,200                       32
                                                            ---------------
                                                                      5,758
                                                            ---------------
ELECTRICAL & ELECTRONICS
      Persetel Holdings Ltd.               115,892                      636
                                                            ---------------
FINANCIAL SERVICES
      Coronation Holdings Ltd.               9,600                      145
(a,b) Coronation Holdings Ltd.
       'N' (Rights)                          4,925                       --
      Coronation Holdings Ltd. 'N' - New    19,700                      287
      Orion Selections Holdings Ltd.       452,000                    1,161
      Orion Selections Ltd.                306,000                      660
                                                            ---------------
                                                                      2,253
                                                            ---------------
FOOD & HOUSEHOLD PRODUCTS
      Foodcorp Ltd.                        135,027                      693
      Illovo Sugar Ltd.                    386,900                      660
                                                            ---------------
                                                                      1,353
INSURANCE
      Forbes Group Ltd.                    238,200                      441
                                                            ---------------
---------------------------------------------------------------------------
MULTI-INDUSTRY
      Barlow Ltd.                          144,700          U.S.$     1,228
      Bidvest Group Ltd.                    41,533                      346
      Malbak Ltd.                          488,475                      477
  (d) Morgan Stanley Africa Investment
       Fund, Inc.                          141,445                    1,627
  (a) New Africa Investments Ltd.
       (Preferred) 'N'                     492,100                      470
      Rembrandt Group Ltd.                 379,900                    2,771
                                                            ---------------
                                                                      6,919
                                                            ---------------
RETAIL - MAJOR DEPARTMENT STORES
      Ellerine Holdings Ltd.               249,200                    1,608
  (a) Protea Furnishers Ltd.             1,029,200                      512
                                                            ---------------
                                                                      2,120
                                                            ---------------
                                                                     20,885
                                                            ---------------
---------------------------------------------------------------------------
TAIWAN (4.0%)
CONSTRUCTION & HOUSING
      Cathay Construction Corp.            689,000                      786
                                                            ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  (a) Asustek Computer Inc.                367,000                    5,816
  (a) Compal Electronics                   500,618                    1,458
  (a) Hon Hai Precision Industry           397,000                    2,008
      Siliconware Precision
       Industries Co.                      703,000                    1,659
                                                            ---------------
                                                                     10,941
                                                            ---------------
TEXTILES & APPAREL
      Far East Textile                   2,252,866                    2,444
                                                            ---------------
                                                                     14,171
                                                            ---------------
---------------------------------------------------------------------------
THAILAND (3.5%)
AUTOMOBILES
(a,b) Thai Engine Manufacturing
       Public Co. Ltd. (Foreign)            63,100                      106
                                                            ---------------
BANKING
      Bangkok Bank Ltd. (Foreign)          165,100                      411
      Bank of Ayudhya Public Co.
       Ltd. (Foreign)                        8,600                        4
      Siam Commercial Bank Co. Ltd.
       (Foreign)                         1,121,333                    1,281
      Thai Farmers Bank Ltd. (Foreign)     123,200                      224
                                                            ---------------
                                                                      1,920
                                                            ---------------
BROADCASTING & PUBLISHING
  (b) Grammy Entertainment Public Co.
       Ltd. (Foreign)                      167,500                      731
                                                            ---------------
BUILDING MATERIALS & COMPONENTS
      Siam Cement Co. Ltd. (Foreign)        23,600                      186
      Siam City Cement Public Co.
       Ltd. (Foreign)                       27,800                       29
                                                            ---------------
                                                                        215
                                                            ---------------
CHEMICALS
  (b) National Petrochemical Ltd.
       (Foreign)                           622,000                      329
  (a) Thai Petrochemical Industry
       Public Co. Ltd. (Foreign)(Rights)   144,100                       14
                                                            ---------------
                                                                        343
                                                            ---------------
---------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                      VALUE
                                            SHARES                    (000)
---------------------------------------------------------------------------
THAILAND (CONTINUED)
ELECTRICAL & ELECTRONICS
      Shinawatra Computer Co.
       Ltd. (Foreign)                      260,900          U.S.$       867
                                                            ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS
(a,b) Delta Electronics Public
       Co. Ltd. (Foreign)                   97,800                      804
                                                            ---------------
ENERGY SOURCES
  (b) Lanna Lignite Co. Ltd. (Foreign)      66,400                      135
      PTT Exploration & Production
       Public Co. Ltd. (Foreign)           255,700                    2,942
                                                            ---------------
                                                                      3,077
                                                            ---------------
FINANCIAL SERVICES
      Industrial Finance Corp. (Foreign)   884,800                      136
      National Finance & Securities Co.
       Ltd. (Foreign) (Rights Attached)    618,000                      114
                                                            ---------------
                                                                        250
                                                            ---------------
Forest Products & Paper
(a,b) Advance Agro Public Co.
       Ltd. (Foreign)                      156,800                      131
                                                            ---------------
REAL ESTATE
  (b) Central Pattana Co. Ltd. (Foreign)   200,900                       63
                                                            ---------------
TELECOMMUNICATIONS
      Advanced Information Services
       Co. Ltd. (Foreign)                  306,300                    1,463
  (b) BEC World plc (Foreign)               72,100                      287
  (a) TelecomAsia Corp. Ltd. (Foreign)     424,500                       81
      United Communications Industry
       Ltd. (Foreign)                      453,200                      184
                                                            ---------------
                                                                      2,015
                                                            ---------------
TRANSPORTATION - AIRLINES
  (b) Thai Airways International
       Public Co., Ltd. (Foreign)          440,000                      475
                                                            ---------------
TRANSPORTATION - ROAD & RAIL
(a,b) Bangkok Expressway Public
       Co. Ltd. (Foreign)                1,869,300                    1,039
                                                            ---------------
UTILITIES - ELECTRICAL & GAS
  (a) Electricity Generating
       Public Co. Ltd. (Foreign)           111,000                      207
                                                            ---------------
                                                                     12,243
                                                            ---------------
---------------------------------------------------------------------------
TURKEY (6.2%)
APPLIANCES & HOUSEHOLD DURABLES
      Aksa Arcelik                       5,437,500                      512
                                                            ---------------
BANKING
      Turkiye Garanti Bankasi           34,843,885                    1,723
      Yapi Ve Kredi Bankasi            282,201,850                   10,757
                                                            ---------------
                                                                     12,480
                                                            ---------------
BEVERAGES & TOBACCO
(a,b) Efes Sinai Yatirim                30,236,087                      584
      Ege Biracilik Ve Malt Sanayii     21,112,000                    1,910
      Erciyas Biracilik                    181,000                       25
                                                            ---------------
                                                                      2,519
                                                            ---------------
ELECTRICAL & ELECTRONICS
      Vestel Elektronik Sanayi Ve
       Ticaret AS                       13,284,000                    1,090
                                                            ---------------
---------------------------------------------------------------------------
MERCHANDISING
      Migros Turk TAS
                                         1,122,450          U.S.$     1,016
                                                            ---------------
METALS - STEEL
      Eregli Demir Ve Celik
       Fabrikalari TAS                  29,044,000                    4,484
                                                            ---------------
                                                                     22,101
                                                            ---------------
---------------------------------------------------------------------------
UNITED KINGDOM (0.3%)
BANKING
      HSBC Holdings plc                     46,200                    1,139
                                                            ---------------
---------------------------------------------------------------------------
VENEZUELA (0.5%)
TELECOMMUNICATIONS
      CANTV ADR                             34,090                    1,419
                                                            ---------------

UTILITIES - ELECTRICAL & GAS
      Electricidad de Caracas              320,329                      384
                                                            ---------------
                                                                      1,803
                                                            ---------------
---------------------------------------------------------------------------
ZIMBABWE (0.6%)
MERCHANDISING
      Meikles Africa Ltd.                  342,000                      308
                                                            ---------------
MULTI-INDUSTRY
      Delta Corp.                          911,878                      620
      Trans Zambezi Industries
       Ltd. ADR 144A                     4,000,000                    1,274
                                                            ---------------
                                                                      1,894
                                                            ---------------
                                                                      2,202
                                                            ---------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S. $351,290)                                               329,311
                                                            ---------------
---------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT
                                                           (000)
------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.3%)
------------------------------------------------------------------------------
INDIA (0.3%)
Chemicals
  (b) Supreme Petrochem Ltd. 2.25%, 4/22/02      INR          333          103
                                                                    ----------
METALS - STEEL
  (b) Shri Ishar Alloy Steels Ltd.
       15.00%, 4/21/01                                        581          216
                                                                    ----------
Multi-Industry
(b,e) DCM Shriram Industries Ltd. 9.90%,
       2/21/02                                                335          430
  (b) DCM Shriram Industries Ltd.
       (Convertible) 7.50%, 2/21/02                           330          335
                                                                    ----------
                                                                           765
                                                                    ----------
------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
 (Cost U.S. $1,655)                                                      1,084
                                                                    ----------
------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                                           FACE
                                                 AMOUNT                   VALUE
                                                  (000)                   (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.7%)
-------------------------------------------------------------------------------
UNITED STATES (3.7%)
REPURCHASE AGREEMENT
   Chase Securities, Inc., 5.95%,
     dated 12/31/97, due 1/2/98,
     to be repurchased at U.S.$13,264,
     collateralized by U.S.$13,395,
     United States Treasury Notes,
     5.625%, due 2/15/06, valued at
     U.S.$13,533

   (Cost U.S. $13,260)                       U.S.$     13,260      U.S.$ 13,260
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT
WITH CUSTODIAN (1.9%)
   Argentine Peso                             ARP           6                 6
     Brazil Real                              BRL         289               259
     Colombian Peso                           COP      52,067                40
     Egyptian Pound                           EGP         572               168
     Hong Kong Dollar                         HKD         134                17
     Hungarian Forint                         HUF      67,913               333
     Indian Rupee                             INR     113,478             2,895
     Malaysian Ringgit                        MYR          12                 3
     Mexican Peso                             MXP       6,091               756
     Pakistani Rupee                          PKR      28,671               652
     Peruvian New Sol                         PSS           4                 1
     Polish Zloty                             PLZ         224                63
     South African Rand                       ZAR       2,963               609
     South Korean Won                         KRW     259,804               153
     Taiwan Dollar                            TWD       3,936               121
     Thai Baht                                THB      22,910               476
     Turkish Lira                             TRL  22,759,503               110
     Venezuelan Bolivar                       VEB       1,584                 3
                                                                   ------------
     (Cost U.S. $6,714)                                                   6,665
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (Cost U.S. $372,919)                                                 350,320
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS (3.5%)
   Cash                                      U.S.$      1,938
   Receivable for Investments Sold                      9,399
   Dividends Receivable                                   771
   Interest Receivable                                     39
   Foreign Withholding Tax Reclaim Receivable              23
   Other Assets                                            37      U.S.$ 12,207
                                             ----------------      ------------
-------------------------------------------------------------------------------

                                                        AMOUNT            AMOUNT
                                                         (000)             (000)
-------------------------------------------------------------------------------
LIABILITIES (-2.4%)
Deferred Country Taxes                                             U.S.$ (1,558)
Payable For:
   Investments Purchased                     U.S.$     (5,975)
   Investment Advisory Fees                              (364)
   Custodian Fees                                        (209)
   Professional Fees                                      (96)
   Shareholder Reporting Expenses                         (71)
   Director's Fees and Expenses                           (57)
   Administrative Fees                                    (41)
Other Liabilities                                         (19)           (6,832)
                                             ----------------      ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 22,824,344, issued
     and outstanding U.S.$0.01 par
     value shares (100,000,000 shares
     authorized)                                                   U.S.$354,137
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  15.52
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                    U.S.$     23
   Capital Surplus                                                      342,234
   Undistributed Net Investment Income                                      576
   Accumulated Net Realized Gain                                         35,969
   Unrealized Depreciation on Investments
     and Foreign Currency Translations                                  (24,665)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$354,137
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

     (a)  -    Non-income producing
     (b)  -    Security valued at fair value - See note A-1 to financial
               statements.
     (c)  -    Security fair valued at cost - See note A-1 to financial
               statements.
     (d)  -    The Fund is advised by an affiliate.
     (e)  -    Variable/floating rate security - rate disclosed is as of
               December 31, 1997.
       @  -    Amount is less than U.S.$500.
    144A  -    Certain conditions for public sale may exist.
     ADR  -    American Depositary Receipt
     GDR  -    Global Depositary Receipt
     GDS  -    Global Depositary Shares
     NOTE:     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
     Under the terms of foreign currency exchange contracts open at December 31, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


     CURRENCY                                   IN                    NET
       TO                                    EXCHANGE             UNREALIZED
     DELIVER        VALUE     SETTLEMENT       FOR       VALUE       GAIN
     (000)          (000)        DATE         (000)      (000)       (000)
-------------    ----------   ----------   ----------  ---------- ----------
ZAR  725         U.S.$  149   01/02/98     U.S.$  149  U.S.$  149  U.S.$  -


      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
DECEMBER 31, 1997 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP            Argentine Peso                                  1.000 = U.S.$1.00
BRL            Brazilian Real                                  1.116 = U.S.$1.00
CLP            Chilean Peso                                  438.500 = U.S.$1.00
COP            Colombian Peso                              1,296.650 = U.S.$1.00
EGP            Egyptian Pound                                  3.403 = U.S.$1.00
GBP            British Pounds                                  0.609 = U.S.$1.00
HKD            Hong Kong Dollar                                7.749 = U.S.$1.00
HUF            Hungarian Forint                              203.955 = U.S.$1.00
IDR            Indonesian Rupiah                           5,500.000 = U.S.$1.00
INR            Indian Repee                                   39.200 = U.S.$1.00
ISS            Israeli Shekel                                  3.537 = U.S.$1.00
KRW            South Korean Won                            1,695.000 = U.S.$1.00
MUR            Mauritius Rupee                                22.205 = U.S.$1.00
MXP            Mexican Peso                                    8.060 = U.S.$1.00
MYR            Malaysian Ringgit                               3.890 = U.S.$1.00
PHP            Philippines Peso                               40.500 = U.S.$1.00
PKR            Pakistani Rupee                                44.006 = U.S.$1.00
PLZ            Polish Zloty                                    3.525 = U.S.$1.00
PSS            Peruvian New Sol                                2.726 = U.S.$1.00
THB            Thai Baht                                      48.150 = U.S.$1.00
TRL            Turkish Lira                              207,250.000 = U.S.$1.00
TWD            Taiwan Dollar                                  32.625 = U.S.$1.00
VEB            Venezuelan Bolivar                            504.300 = U.S.$1.00
ZAR            South African Rand                              4.867 = U.S.$1.00
ZWD            Zimbabwe Dollar                                18.375 = U.S.$1.00
--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -DECEMBER 31, 1997 (Unaudited)


                                                                        PERCENT
                                                         VALUE           OF NET
COUNTRY                                                  (000)           ASSETS
-------------------------------------------------------------------------------
Argentina                                            U.S.$  9,495          2.7%
Brazil                                                     52,947         15.0
Chile                                                       2,345          0.7
China                                                         631          0.2
Colombia                                                       21          0.0
Egypt                                                       7,568          2.1
Hong Kong                                                   5,665          1.6
Hungary                                                     2,675          0.8
India0                                                     28,787          8.1
Indonesia                                                   8,464          2.4
Israel                                                      9,968          2.8
Korea                                                      11,370          3.2
Malaysia                                                   10,414          2.9
Mauritius                                                   1,744          0.5
Mexico                                                     40,302         11.4
Pakistan                                                   15,778          4.5
Peru                                                        2,111          0.6
Philippines                                                 6,542          1.8
Poland                                                      8,908          2.5
Russia                                                     30,116          8.5
South Africa                                               20,885          5.9
Taiwan                                                     14,171          4.0
Thailand                                                   12,243          3.5
Turkey                                                     22,101          6.2
United Kingdom                                              1,139          0.3
United States (short-term investments)                     13,260          3.7
Venezuela                                                   1,803          0.5
Zimbabwe                                                    2,202          0.6
Other                                                       6,665          1.9
                                                     ------------        -----
                                                     U.S.$350,320         98.9%
                                                     ------------        -----
                                                     ------------        -----


SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1997 (Unaudited)
                                                                      PERCENT
                                                       VALUE           OF NET
INDUSTRY                                               (000)           ASSETS
-------------------------------------------------------------------------------
Appliances & Household Durables                      U.S.$  3,528          1.0%
Automobiles                                                 2,814          0.8
Banking                                                    39,183         11.1
Beverages & Tobacco                                        24,981          7.1
Broadcasting & Publishing                                  14,281          4.0
Building Materials & Components                             6,107          1.7
Chemicals                                                  14,581          4.1
Commercial Services                                            34          0.0
Construction & Housing                                      1,105          0.3
Electrical & Electronics                                    3,469          1.1
Electronic Components & Instruments                        11,745          3.3
Energy Equipment & Services                                19,176          5.4
Energy Sources                                             21,084          6.0
Financial Services                                          5,194          1.5
Food & Household Products                                  13,638          3.9
Forest Products & Paper                                     1,560          0.4
Health & Personal Care                                      1,167          0.3
Industrial Components                                         855          0.2
Insurance                                                     440          0.1
Leisure & Tourism                                           1,043          0.3
Machinery & Engineering                                       333          0.1
Merchandising                                               5,655          1.6
Metals -  Non-Ferrous                                       2,188          0.6
Metals - Steel                                              8,001          2.3
Mining                                                         76          0.0
Miscellaneous Materials & Commodities                       1,202          0.3
Multi-Industry                                             17,127          4.8
Real Estate                                                 3,454          1.0
Recreation, Other Consumer Goods                              118          0.0
Retail - Major Department Stores                            2,120          0.6
Telecommunications                                         76,170         21.5
Textiles & Apparel                                          3,835          1.1
Transportation - Airlines                                     475          0.1
Transportation - Road & Rail                                3,540          1.0
Transportation - Shipping                                     166          0.0
Utilities - Electrical & Gas                               18,591          5.3
Wholesale & International Trade                             1,359          0.4
Other                                                      19,925          5.6
                                                     ------------        -----
                                                     U.S.$350,320         98.9%
                                                     ------------        -----
                                                     ------------        -----
-------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                                             YEAR ENDED
                                                                                          DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                         (000)
-----------------------------------------------------------------------------------------------------------
Investment Income
   Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          U.S.$     8,325
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      441
   Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . .                     (443)
-----------------------------------------------------------------------------------------------------------
     Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    8,323
-----------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . .                    5,235
   Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    1,365
   Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .                      471
   Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .                      151
   Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . .                      132
   Country Tax Expense. . . . . . . . . . . . . . . . . . . . . . . . . . .                      153
   Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . .                       59
   Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .                       18
   Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      118
-----------------------------------------------------------------------------------------------------------
     Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    7,702
-----------------------------------------------------------------------------------------------------------
      Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .                      621
-----------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)
   Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . .                   40,354
   Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . .                      850
-----------------------------------------------------------------------------------------------------------
      Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . .                   41,204
-----------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation
   Depreciation on Investments. . . . . . . . . . . . . . . . . . . . . . .                  (44,186)
   Depreciation on Foreign Currency Translations. . . . . . . . . . . . . .                   (1,264)
-----------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . .                  (45,450)
-----------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation                    (4,246)
-----------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations . . . . . . . . . .          U.S.$    (3,625)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED                   YEAR ENDED
                                                            DECEMBER 31, 1997             DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                (000)                        (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
   Net Investment Income. . . . . . . . . . . . . . . .     U.S.$       621          U.S.$     2,179
   Net Realized Gain. . . . . . . . . . . . . . . . . .              41,204                   14,808
   Change in Unrealized Appreciation/Depreciation . . .             (45,450)                  29,076
-----------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations   (3,625)                  46,063
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income. . . . . . . . . . . . . . . .                (220)                     (23)
   In Excess of Net Investment Income . . . . . . . . .                   -                   (1,137)
   Net Realized Gain. . . . . . . . . . . . . . . . . .                (244)                 (19,211)
   In Excess of Net Realized Gain . . . . . . . . . . .                   -                   (3,081)
-----------------------------------------------------------------------------------------------------------
   Total Distributions. . . . . . . . . . . . . . . . .                (464)                 (23,452)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (29,974 and 134,572
     shares, respectively). . . . . . . . . . . . . . .                 475                    2,261
-----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease). . . . . . . . . . . . . .              (3,614)                  24,872

NET ASSETS:
   Beginning of Period. . . . . . . . . . . . . . . . .             357,751                  332,879
-----------------------------------------------------------------------------------------------------------
   End of Period (including undistributed (distributions
     in excess of) net investment income of U.S.$576 and
     U.S.$(1,137), respectively). . . . . . . . . . . .     U.S.$   354,137          U.S.$   357,751
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


      The accomopanying notes are an integral part of the financial statements.

FINANCIAL HIIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                       --------------------------------------------------------------------------------
AND RATIOS:                                       1997            1996             1995                1994           1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . U.S.$  15.69    U.S.$  14.69     U.S.$  20.30        U.S.$  28.20   U.S.$  16.74
------------------------------------------------------------------------------------------------------------------------------
Offering Costs. . . . . . . . . . . . . . . .            -               -            (0.03)              (0.02)         (0.03)
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss). . . . . . . . .         0.03            0.10             0.06               (0.12)             -
Net Realized and Unrealized Gain (Loss)
   on Investments . . . . . . . . . . . . . .        (0.18)           1.92            (3.14)              (1.30)         13.96
------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations . . . .        (0.15)           2.02            (3.08)              (1.42)         13.96
------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income. . . . . . . . . . .        (0.01)               -               -                   -              -
   In Excess of Net Investment Income . . . .            -           (0.05)               -                   -              -
   Net Realized Gain. . . . . . . . . . . . .        (0.01)          (0.84)           (1.29)              (6.50)         (1.04)
   In Excess of Net Realized Gain . . . . . .            -           (0.14)               -                   -          (0.45)
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions. . . . . . . . . . .        (0.02)          (1.03)           (1.29)              (6.50)         (1.49)
------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from
  Capital Share Transaction . . . . . . . . .            -            0.01*           (1.21)+++            0.04++        (0.98)+
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD. . . . . . . . U.S.$  15.52    U.S.$  15.69    U.S.$   14.69     U.S.$     20.30  U.S.$   28.20
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . . . U.S.$  13.06    U.S.$  13.88    U.S.$   15.50     U.S.$     21.50  U.S.$   31.63
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value . . . . . . . . . . . . . . .        (5.75)%         (4.59)%         (16.61)%++++        (10.61)%       100.96%++++
   Net Asset Value (1). . . . . . . . . . . .        (0.97)%         13.84%          (16.30)%++++         (5.33)%        95.22%++++
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) . . . . U.S.$354,137    U.S.$357,751    U.S.$ 332,879     U.S.$   321,729  U.S.$ 411,975
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . . .         1.84%           1.87%            1.86%               1.75%          1.85%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . .         0.15%           0.58%            0.30%              (0.48)%        (0.03)%
   Portfolio Turnover Rate. . . . . . . . . .           90%             67%              61%                 52%            68%
   Average Commission Rate (2):
   Per Share. . . . . . . . . . . . . . . . . U.S.$  0.0016    U.S.$  0.0006            N/A                 N/A            N/A
   As a Percentage of Trade Amount. . . . . .         0.39%           0.42%             N/A                 N/A            N/A
------------------------------------------------------------------------------------------------------------------------------

     *    Increase (decrease) per share due to reinvestment of distributions.
     + Consists of $0.03 per share increase from reinvestment of distributions and $1.01 decrease per share due to Common Stock issued through Rights Offering during the year.
    ++ Consists of $0.02 per share increase from reinvestment of distributions and $0.02 increase per share due to Common Stock Offering during the year.
   +++ Increase (decrease) per share due to Common Stock issued through Rights Offering during the year.
  ++++ This return does not include the effect of the rights issued in connection with the Rights Offering.
   (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
   (2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
     The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. At December 31, 1997, securities valued at $22,742,000 representing 6.4% of net assets have been fair valued. The amounts realized upon disposition may differ from the assigned valuations and such differences could be material.

     2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

          The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

     3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

          Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

     5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

          INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.\

          TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

          Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments,
          however, any loss is limited to the amount of the   original
          investment.

     9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

     10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of gains or losses on securities.

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

          Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1997, the Fund incurred fees of $989,000 with the International Custodian, of which $155,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31, 1997, the Fund has earned interest income of $10,000 and incurred interest expense of $104,000, on balances with the International Custodian.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling approximately $359,605,000 and $391,038,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. For the year ended December 31, 1997, the Fund incurred $125,000 as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $374,644,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $30,989,000 of which $64,059,000 related to appreciated securities and $95,048,000 related to depreciated securities. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $684,000 and post-October capital losses of $6,086,000.

F. A significant portion of the Fund's net assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $48,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 1997, the Board declared a distribution of $0.11 per share, derived from net investment income and $2.18 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.


--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $16,876,000 as long-term capital gain at the 28% tax bracket and $11,032,000 at the 20% tax bracket. The Fund also expects to pass through to shareholders foreign tax credits of approximately $1,041,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $8,367,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Emerging Markets Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                              Morgan Stanley Emerging Markets Fund, Inc.
                              Boston Equiserve
                              Dividend Reinvestment Unit
                              P.O. Box 1681
                              Boston, MA 02105-1681
                              1-800-730-6001



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